Important Notice
Please Read Immediately

                                    Aquilasm
                                 Group of Funds


                            Tax Free-Fund of Colorado
               380 Madison Avenue, Suite 2300, New York, NY 10017

                           Notice of Annual Meeting of
                             Shareholders to Be Held
                                 on May 31, 2001


To Shareholders of the Fund:

The purpose of this Notice is to advise you that an Annual Meeting of the Shareholders of Tax-Free Fund of Colorado (the "Fund"), will be held:

Place:            (a)      at the Lawrence C. Phipps Memorial
                           Conference Center
                           University of Denver
                           3400 Belcaro Drive
                           Denver, Colorado 80209

Time:             (b)      on May 31, 2001
                           at 10:00 a.m. local time;

Purposes:         (c)      for the following purposes:

                    (i) to elect seven Trustees; each Trustee elected will hold office until the next annual meeting of the Fund's shareholders or until his or her successor is duly elected(Proposal No. 1);

                    (ii) to ratify (that is, to approve) or reject the selection of KPMG LLP as the Fund's independent auditors for the fiscal year ending December 31, 2001 (Proposal No. 2);


                    (iii)to act upon any other  matters  which may properly come before the Meeting at the scheduled time and place or any adjourned meeting or meetings.

Who Can
Vote What
Shares:           (d)      To vote at the Meeting, you must have been a
                           shareholder on the Fund's records at the close of business on March 5, 2001 (the "record date"). Also, the number of shares of each of the Fund's outstanding classes of shares that you held at that time and the respective net asset values of each class of shares at that time determine the number of votes you may cast at the Meeting (or any adjourned meeting or meetings).


                                            By order of the Board of Trustees,

                                            EDWARD M. W. HINES
                                            Secretary





April 2, 2001

Please Note:

If you do not expect to attend the Meeting, please vote by any of three ways: by telephone, by the Internet or by completing the enclosed proxy card and returning it in the accompanying stamped envelope. To avoid unnecessary expense to the Fund, we request your cooperation in voting no matter how large or small your holding may be.

                            Tax-Free Fund of Colorado
            380 Madison Avenue, Suite 2300, New York, New York 10017
                                 Proxy Statement

                                  Introduction

     The purpose of the Notice (the first two pages of this document) is to advise you of the time, place and purposes of an Annual Meeting of the Shareholders of Tax-Free Fund of Colorado (the "Fund"). The purpose of this Proxy Statement (all the rest of this document) is to give you information on which you may base your decisions as to the choices, if any, you make in voting.

     A copy of the Fund's most recent annual report and most recent semi-annual report will be sent to you without charge upon written request to the Fund's Distributor, Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017 or by calling 800-437-1020 toll-free or 212-697-6666.

     The  Fund's  founder  and  Manager  (the  "Manager")  is Aquila  Management
Corporation, 380 Madison Avenue, Suite 2300, New York, NY 10017. The Fund's principal underwriter (the "Distributor") is Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017. The Fund's Investment
Sub-Adviser (the "Sub-Adviser" or "KPM") is KPM Investment Management, Inc., 1600 Broadway, Denver, Colorado 80202.

     This Notice and Proxy Statement are first being mailed on or about April 2, 2001.

     You should read the Proxy Statement prior to voting. Then, you may vote in one of three ways:

         Proxy Card

     The enclosed proxy card authorizes the persons named (or their substitutes) to vote your shares; the Fund calls these persons the "proxy holders." As to the election of Trustees you may authorize the proxy holders to vote your shares for the entire slate indicated below by marking the appropriate box on the proxy card or by merely signing and returning your proxy card with no instructions. Or you may withhold the authority of the proxy holders to vote on the election of Trustees by marking the appropriate box. Also, you may withhold that authority as to any particular nominee by following the instructions on the proxy card.

     As to the other matter listed on the proxy card, you may direct the proxy holders to vote your shares on this proposal by marking the appropriate box "For" or "Against" or instruct them not to vote your shares on the proposal by marking the "Abstain" box. If you return your signed proxy card and do not mark the box on the proposal, the proxy holders will vote your shares for that proposal.

         Telephone Voting

     To vote your shares by telephone, call the toll free number on your proxy card. You will be prompted to enter the control number on your proxy card. Follow the recorded instructions using your proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

         Internet Voting

     To vote your shares by the Internet, please contact the Fund at the address shown on your proxy card. You will be prompted to enter the control number on your proxy card. Follow the instructions on the screen, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

         General Information

     You may end the power of the proxy holders to vote your shares by: (i) so notifying the Fund in writing; (ii) signing a new and different proxy card (if the Fund receives it before the old one is used); (iii) voting your shares at the meeting in person or by your duly appointed agent; or (iv) calling the toll free number described above or contacting the Fund's Internet address described above, entering your control number and revoking your previous vote.

     Shares held by brokers in "street name" and not voted or marked as abstentions will not be counted for purposes of determining a quorum or voted on any matter.

     The Fund is sending you this Notice and Proxy Statement in connection with the solicitation by its Trustees of proxies to be used at the Annual Meeting to be held at the time and place and for the purposes indicated in the Notice or any adjourned meeting or meetings. Whenever it is stated in this Proxy Statement that a matter is to be acted on at the Meeting, this means the Meeting held at the scheduled time or any adjourned meeting or meetings.

     The Fund pays the costs of the solicitation. Proxies are being solicited by the use of the mails; they may also be solicited by telephone, facsimile and personal interviews. Brokerage firms, banks and others may be requested to forward this Notice and Proxy Statement to beneficial owners of the Fund's shares so that these owners may authorize the voting of their shares. The Fund will pay these firms their out-of-pocket expenses for doing so.

     On the record date, the Fund had three classes of shares outstanding. All shareholders of the Fund are entitled to vote at the meeting. Each shareholder on the record date is entitled to one vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of any class held on the record date. On the record date, the net asset value per share of each of the Fund's outstanding classes of shares was as follows: Class A Shares, $10.42; Class C Shares, $10.40; and Class Y Shares, $10.44 The meeting is expected to act only upon matters that affect the Fund as a whole: the election of Trustees and the action on the proposal. On matters that affect the Fund as a whole, all shareholders of the Fund, including the shareholders of all classes of the Fund, are entitled to vote at the meeting.

     On the record date, the total number of shares outstanding for each class of shares was as follows: Class A Shares, 17,522,479; Class C Shares, 98,240; and Class Y Shares, 442,267.

     On the record date, the following holders held 5% or more of the Fund's outstanding shares. On the basis of information received from the institutional holders the Fund's management believes that all of the shares indicated are held by them for the benefit of clients

Name and address              Number of shares          Percent of class
of the holder of record

Institutional 5% shareholders

Donaldson Lufkin Jenrette
P.O. Box 2052
Jersey City, NJ            17,136   Class C                17%
                                    Shares
                                    (in three accounts)

First Clearing Corp
1950 S Dayton ST 231
Denver, CO                          38,877  Class C           39%
                                    Shares
                                    (in two accounts)

Merrill Lynch Pierce
Fenner & Smith,
4800 Deer Lake Drive East
Jacksonville, FL                    9,488    Class C          9%
                                    Shares
Paine Webber,
3312 Shore Rd, Fort
Collins, CO                         15,445  Class C           15%
                                    Shares


Wells Fargo Investments
420 Montgomery St
San Francisco, CA                   7,718    Class C          7%
                                                              Shares
                                                              (in two accounts)

                                   49,396   Class Y           11%
                                                              Shares
                                                             (in three accounts)
Haws & Co (a nominee)
c/o Guaranty Bank & Trust,
P.O. Box 5847
Denver CO                           59,411  Class Y           13%
                                                              Shares

Alpine Trust
& Asset Management,
225 N. 5th Street,
Grand Junction, CO                  183,963 Class Y           41%
                                                              Shares

The Fund's management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.

                              Election of Trustees
                                (Proposal No. 1)

     At the Meeting, seven Trustees are to be elected. Each Trustee elected will serve until the next annual meeting or until his or her successor is duly elected. The nominees selected by the Trustees are named in the table below. See "Introduction" above for information as to how you can instruct the proxy holders as to the voting of your shares as to the election of Trustees.

     All of the nominees are presently Trustees and were elected by the shareholders in June 2000. The Trustees and officers as a group own less than 1% of the outstanding shares of the Fund. In the material below and elsewhere in this Proxy Statement, Aquila Management Corporation is referred to as the "Manager" and the Fund's Distributor, Aquila Distributors, Inc., is referred to as the "Distributor." Mr. Herrmann is an interested person of the Fund as that term is defined in the Investment Company Act of 1940 (the "1940 Act") as an officer of the Fund and a director, officer and shareholder of the Manager and the Distributor. Ms. Herrmann is an interested person of the Fund as an officer of the Fund and as an officer, director and shareholder of the Manager and as a shareholder and director of the Distributor. Each is also an interested person as a member of the immediate family of the other. They are so designated by an asterisk.

     In the following material Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado (this Fund), Churchill Tax-Free Fund of Kentucky, Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the "Aquila Bond Funds"; Pacific Capital Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust ,Pacific Capital Tax-Free Cash Assets Trust, Capital Cash Management Trust and Capital Cash U.S. Government Securities Trust, each of which is a money-market fund, are called the "Aquila Money-Market Funds"; and Aquila Cascadia Equity Fund and Aquila Rocky Mountain Equity Fund are called the "Aquila Equity Funds."

     Described in the following material are the name, positions with the Fund, address, and age as of the record date and business experience during at least the past five years of each nominee and each officer of the Fund. All shares listed as owned by the Trustees are Class A Shares unless indicated otherwise.



Name, Position                               Business Experience
with the Fund,
Address and Age

Lacy B. Herrmann*        Founder and Chairman of the Board of Aquila
Chairman of the          Management Corporation, the sponsoring
Board of Trustees        organization and Manager or Administrator
380 Madison Avenue       and/or Adviser or Sub-Adviser to the
New York, NY             Aquila Money-Market Funds, the Aquila Bond
10017                    Funds and the Aquila Equity Funds,
Age: 71                  and Founder, Chairman of the Board of Trustees
Shares Owned: 221        and (currently or until 1998) President of each
                         since its establishment, beginning
                         in 1984; Director of Aquila
                         Distributors, Inc., distributor of
                         the above funds, since 1981 and
                         formerly Vice President or
                         Secretary, 1981-1998; President and
                         a Director of STCM Management
                         Company, Inc., sponsor and
                         sub-adviser to Capital Cash
                         Management Trust and Capital Cash
                         U.S. Government Securities Trust;
                         Founder and Chairman of several
                         other money market funds; Director
                         or Trustee of OCC Cash Reserves,
                         Inc. and Quest For Value
                         Accumulation Trust, and Director or
                         Trustee of Oppenheimer Quest Value
                         Fund, Inc., Oppenheimer Quest
                         Global Value Fund, Inc. and
                         Oppenheimer Rochester Group of
                         Funds, each of which is an open-end
                         investment company; Trustee of
                         Brown University, 1990-1996 and
                         currently Trustee Emeritus;
                         actively involved for many years in
                         leadership roles with university,
                         school and charitable
                         organizations.


Tucker Hart Adams        President of The Adams Group,Inc.,
Trustee                  an economic consulting firm, since
4822 Alteza Drive        1989; Trustee of Tax-Free Fund
Colorado Springs,        of Colorado since 1989 and of Aquila
CO 80917                 Rocky Mountain Equity Fund since 1993;
Age: 63                  Vice President of United Banks of Colorado,
Shares Owned: 409        1985-1988; Chief Economist of United Banks of
                         Colorado, 1981-1988; director of
                         the Montana Power Company, of the
                         Colorado Health Facilities
                         Facilities Authority, of Avista Laboratories, Inc.,
                        (a developer of cell technology for a subsidiary of
                         Avista Corp.) and of the University of Colorado
                         Foundation; formerly director of University
                         Hospital; currently or formerly an officer or director of numerous professional and community organizations

Gary C. Cornia           President elect of the National Tax Association;
Trustee                  Professor and Chair of the Executive Committee of
577 East 1090 North      the International Center for Land Policy Studies and
Orem, UT 84057           Training Institute, Taipei, Taiwan; Associate Dean of
Age: 52                  the Marriott School of Management, Brigham Young
Shares Owned: 422(1)     1991; Assistant Professor, 1980-1985; Commissioner of
                         the Utah Tax Commission,
                         1983-1986;Director of the National
                         Tax Association, 1990-1993; Chair
                         of the Governor's Tax Review
                         Committee since 1993; Faculty
                         Associate of the Land Reform
                         Training Institute, Taipei, Taiwan
                         and The Lincoln Institute of Land
                         Policy, Cambridge, Massachusetts.
                         Trustee of Tax-Free Fund For Utah
                         since 1993 and of Tax-Free Fund of
                         Colorado since 2000.

(1) Held jointly with his wife.

Diana P. Herrmann*       President and Chief Operating Officer of
Trustee and President    the Manager since 1997, a
380 Madison              Director since 1984, Secretary since 1986
Avenue                   and previously its Executive Vice
New York,                President, Senior Vice President
NY 10017                 or Vice President, 1986-1997;
Age: 43                  President of various Aquila Bond and
Shares Owned: 528        Money-Market Funds since 1998; Assistant Vice
                         President, Vice President, Senior
                         Vice President or Executive Vice
                         President of Aquila Money-Market,
                         Bond and Equity Funds since 1986;
                         Trustee of a number of Aquila
                         Money-Market, Bond and Equity Funds
                         since 1995; Trustee of Reserve
                         Money-Market Funds, 1999-2000 and
                         of Reserve Private Equity Series,
                         1998-2000; Assistant Vice President
                         and formerly Loan Officer of
                         European American Bank, 1981-1986;
                         daughter of the Fund's Chairman;
                         Trustee of the Leopold Schepp
                         Foundation (academic scholarships)
                         since 1995; actively involved in
                         mutual fund and trade associations
                         and in college and other volunteer
                         organizations.

John C. Lucking          President, Econ-Linc, an economic consulting
Trustee                  firm, since 1995; Consulting Economist,
7537 North               Bank One Arizona (formerly Valley National
Central Avenue           Bank of Arizona) 1994-1996; Chief Economist,
Phoenix, AZ 85020        Valley National Bank of Arizona, 1987-1994;
Age: 57                  Municipal bond analyst and government
Shares Owned: 1,039      securities institutional sales
                         representative, Valley National
                         Bank of Arizona, 1984-1987;
                         Financial Analyst, Phelps Dodge
                         Corporation (a mining company)
                         1980-1984; Director of New Mexico
                         and Arizona Land Company since
                         1993; Director of Northern Arizona
                         University Investment Committee
                         since 1997; Director SANU Resources
                         and SHRI (privately held mining and
                         exploration companies) since 1996;
                         Director: Arizona Historical
                         Foundation and The Arizona Mining
                         and Mineral Museum Foundation.
                         Member: Joint Legislative Budget
                         Committee Economic Advisory Panel;
                         Western Blue Chip Economic Forecast
                         Panel; The Economic Club of
                         Phoenix; The Arizona Economic
                         Roundtable; The National
                         Association of Business Economists
                         and the National Association of
                         Corporate Directors; Trustee of
                         Tax-Free Trust of Arizona since
                         1994 and of Tax-Free Fund of
                         Colorado since 2000.

Anne J. Mills            Vice President for Business Affairs
Trustee                  of Ottawa University since 1992;
167 Glengarry Place      IBM Corporation, 1965-1991; Budget
Castle Rock              Review Officer of the American
CO 80104                 Baptist Churches/USA, 1994-1997;
Age: 62                  Director of the American Baptist
Shares Owned: 6,009      Foundation,1985-1996 and since 1998;
                         Trustee of
                         Brown University, 1992-1999; Trustee
                         of Churchill Cash Reserves Trust
                         1985 to 2001, of Tax-Free Trust of
                         Arizona since 1986, of Churchill
                         Tax-Free Fund of Kentucky, Tax-Free
                         Fund of Colorado and Capital Cash
                         Management Trust since 1987 and of
                         Tax-Free Fund For Utah since 1994.


J. William Weeks        Trustee of Narragansett Insured
Trustee                 Tax-Free Income Fund and of Tax-
210 Jamaica Lane        Free Fund of Colorado since 1995;
Palm Beach, FL 33480    Senior Vice President of Tax-Free Fund
Age: 73                 of Colorado and Narragansett Insured
Shares Owned: 627       Tax-Free Income Fund, 1992-1995;
                        Vice President of Hawaiian Tax-Free
                        Trust, Tax-Free Trust of Arizona,
                        Tax-Free Trust of Oregon and
                        Churchill Tax-Free Fund of Kentucky,
                        1990-1995; Senior Vice President or
                        Vice President of the Bond Funds and
                        Vice President of Short Term Asset
                        Reserves and Pacific Capital Cash
                        Assets Trust, 1984-1988; President
                        and Director of Weeks & Co., Inc.,
                        financial consultants, 1978-1988;
                        limited partner and investor in
                        various real estate partnerships
                        since 1988; Partner of Alex. Brown &
                        Sons, investment bankers, 1966-1976;
                        Vice President of Finance and
                        Assistant to the President of Howard
                        Johnson Company, a restaurant and
                        motor lodge chain, 1961-1966;
                        formerly with Blyth & Co., Inc.,
                        investment bankers.

James M. McCullough     Senior Vice President of Aquila
Senior Vice             Cascadia Equity Fund, Aquila Rocky
President               Mountain Equity Fund, Tax-Free Fund
2019 Lloyd Center       of Colorado and Tax-Free Trust of Oregon since
Portland, OR 97232      1999 and of Aquila Distributors since 2000;
Age: 55                 Vice President, Churchill Tax-Free Fund of
                        Kentucky since 2000; Director of Fixed Income
                        Institutional Sales,
                        CIBC Oppenheimer & Co. Inc., Seattle, WA, 1995-1999;
                        Sales Manager,
                        Oregon Municipal Bonds, Kidder, Peabody, Inc.,
                       (acquired in 1995 by
                        Paine, Webber) Portland, OR, 1994-1995.

Jerry G. McGrew         President of Aquila Distributors,
Senior Vice President   Inc. since 1998, Registered Principal
380 Madison Avenue      since 1993, Senior Vice President, 1997-1998
New York, NY 10017      and Vice President, 1993-1997; Senior Vice
Age: 56                 President of Aquila Rocky Mountain Equity
                        Fund since 1996; Senior Vice
                        President of Churchill Tax-Free
                        Fund of Kentucky since 1994, and of
                        Tax-Free Fund of Colorado and
                        Tax-Free Fund For Utah since 1997;
                        Vice President of Churchill Cash
                        Reserves Trust 1995 to 2001;
                        Registered Representative of J.J.B.
                        Hilliard, W.L. Lyons Inc.,
                        1983-1987; Account Manager with IBM
                        Corporation, 1967-1981;
                        Gubernatorial appointee, Kentucky
                        Financial Institutions Board,
                        1993-1997; Chairman, Total Quality
                        Management for Small Business,
                        1990-1994; President of
                        Elizabethtown/Hardin County,
                        Kentucky, Chamber of Commerce,
                        1989-1991; President of
                        Elizabethtown Country Club,
                        1983-1985; Director-at Large,
                        Houston Alliance for the Mentally
                        Ill (AMI), since 1998.


Emily C. Van Voorhis    Vice President of Tax-Free Fund of
Vice President          Colorado and of Aquila Rocky Mountain
8 Inverness Drive East  Equity Fund since 2000;
Suite 130               Pension Consultant of Metlife,Inc., March-June 2000;
Englewood, CO 80112     Retirement Plans training specialist of
Age: 32                 Oppenheimer Funds, Inc., 1998-2000;
                        corporate training consultant
                        and benefits services administrator,
                        Merrill, Lynch & Co., 1994-1998.

Jori Everitt            Assistant Vice President of Tax-Free Fund of
Assistant Vice          Colorado and Aquila Rocky Mountain Equity Fund
President               since 2001; Financial Advisor of Morgan Stanley
8 Inverness Drive East  Dean Witter, 1998-2000; Associate Financial Consultant,
Suite 130               Merrill Lynch,Pierce, Fenner & Smith, 1995-1998.
Englewood,CO 80112
Age: 28


Rose F. Marotta         Chief Financial Officer of the Aquila
Chief Financial Officer Money-Market, Bond and Equity Funds
380 Madison Avenue      since 1991 and Treasurer, 1981-1991;
New York, NY            formerly Treasurer of the predecessor of
10017                   Capital Cash Management Trust; Treasurer
Age: 76                 and Director of STCM Management Company,
                        Inc., since 1974; Chief Financial Officer of the
                        Manager since 1984
                        and of the Distributor, 1985-2000.

Joseph P. DiMaggio      Treasurer of the Aquila Money-Market,
Treasurer               Bond and Equity Funds since 2001; Treasurer
380 Madison Avenue      of Aquila Distributors, Inc. since 2000;
New York, NY 10017      Controller of Van Eck Global Funds, 1993-2000;
Age: 44                 Mutual Fund Accounting Manager of Alliance
                        Capital Management L.P., 1985-1993.


Lori A Vindigni         Assistant Vice President of Aquila Management
Assistant Treasurer     Corporation since 1998, formerly Fund Accountant
380 Madison Avenue      for the Aquila Group of Investment Companies
New York, NY            since 1995; Staff Officer and Fund Accountant of
10017                   Citibank Global Asset Management Group of
Age: 34                 Investment Companies, 1994-1995; Fund Accounting
                        Supervisor of Dean Witter Group of Investment
                        Companies, 1990-1994.

Edward M. W. Hines      Partner of Hollyer Brady Smith & Hines
Secretary               LLP, attorneys, since 1989 and counsel,
551 Fifth Avenue        1987-1989; Secretary of the Aquila Money-Market,
New York, NY            Bond and Equity Funds since 1982; Secretary
10176                   of Trinity Liquid Assets Trust, 1982-1985 and
Age: 61                 Trustee of that Trust, 1985-1986; Secretary of
                        Oxford Cash Management Fund, 1982-1988.

Robert W. Anderson      Compliance Officer of Aquila Management
Assistant Secretary     Corporation since 1998 and Assistant
380 Madison Avenue      Secretary of the Aquila Money-Market Funds
New York, NY 10017      and the Aquila Bond and Equity Funds since 2000;
Age: 60                 Consultant, The Wadsworth Group, 1995-1998;
                        Executive Vice President of
                        Sheffield Management Company
                        (investment adviser and distributor
                        of a mutual fund group), 1986-1995.

John M. Herndon         Assistant Secretary of the Aquila Money-
Assistant Secretary     Market, Bond and Equity Funds since 1995
380 Madison Avenue      and Vice President of the Aquila Money-
New York, NY            Market Funds since 1990; Vice President of
10017                   the Manager since 1990; Investment
Age: 61                 Services Consultant and Bank Services Executive
                        of Wright Investors' Service, a
                        registered investment adviser,
                        1983-1989; Member of the American
                        Finance Association, the Western
                        Finance Association and the Society
                        of Quantitative Analysts.

     The Fund does not currently pay fees to any of the Fund's officers or to Trustees affiliated with the Manager or the Sub-Adviser. For its fiscal year ended December 31, 2000, the Fund paid a total of $72,804 in compensation and reimbursement of expenses to the Trustees. No other compensation or remuneration of any type, direct or contingent, was paid by the Fund to its Trustees.



     The Fund is one of the 14 funds in the Aquilasm Group of Funds, which consist of tax-free municipal bond funds, money-market funds and equity funds. The following table lists the compensation of all nominees for Trustee who received compensation from the Fund or from other funds in the Aquilasm Group of Funds during the Fund's fiscal year. None of such Trustees has any pension or retirement benefits from the Fund or any of the other funds in the Aquila group.



                                    Compensation             Number of
                                    from all                 boards on
              Compensation          funds in the             which the
              from the              Aquilasm                 Trustee
Name          Fund                  Group of Funds           serves



Tucker H.
Adams             $9,700            $12,200                     2

Gary
Cornia            $4,250            $9,700                      2

John C.
Lucking           $4,600            $14,750                     2

Anne J.
Mills             $8,500            $38,900                     7

J. William
Weeks             $8,850            $14,300                     2

     Class A Shares may be purchased without a sales charge by certain of the Fund's Trustees and officers.

     The Fund's Manager is Manager or Administrator to the Aquilasm Group of Funds, which consists of tax-free municipal bond funds, money-market funds and equity funds. As of December 31, 2000, these funds had aggregate assets of approximately $3.1 billion, of which approximately $1.8 billion consisted of assets of the tax-free municipal bond funds. The Manager is controlled by Mr. Lacy B. Herrmann , through share ownership directly, through a trust and by his wife. During the fiscal year ended December 31, 2000 the Fund incurred Management fees of $941,736.


     During the fiscal year ended  December  31, 2000,  $90,796,  was paid under
Part I of the Fund's Distribution Plan to Qualified Recipients with respect to the Class A Shares, of which $4,356 was retained by the Distributor. With respect to Class C Shares, during the same period $14,562 was paid under Part II of the Plan and $4,854 was paid under the Shareholder Services Plan. Of these total payments of $19,416, the Distributor received $10,528. All of such payments were for compensation.

     The Distributor currently handles the distribution of the shares of fourteen funds (five money-market funds, seven tax-free municipal bond funds and two equity funds), including the Fund. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. The shares of the Distributor are owned 24% by Diana P. Herrmann, 72% by Mr. Herrmann and other members of his immediate family, and the balance by current employees of Aquila Management Corporation.

Other Information on Trustees

     The Trustees have appointed a standing Audit Committee consisting of all of the Trustees (the "Independent Trustees") who are not "interested persons" of the Fund, as that term is defined in the 1940 Act. The Committee (i) recommends to the Board of Trustees what firm of independent auditors will be selected by the Board of Trustees (subject to shareholder ratification); (ii) reviews the methods, scope and result of audits and the fees charged; and (iii) reviews the adequacy of the Fund's internal accounting procedures and controls. The Committee held one meeting during the Fund's last fiscal year. The Board of Trustees does not have a nominating committee. During the Fund's last fiscal year, the Board of Trustees held four meetings. All current Trustees were present for at least 75% of the total number of Board meetings and Audit Committee meetings (if such Trustee was a member of that committee).

                            Ratification or Rejection
                                 of Selection of
                              Independent Auditors
                                (Proposal No. 2)

     KPMG LLP, which is currently serving as the Fund's auditors, has been selected by the Fund's Board of Trustees, including a majority of the Independent Trustees, as the Fund's independent auditors for the fiscal year ending December 31, 2001. Such selection is submitted to the shareholders for ratification or rejection.

     The firm has no direct or indirect financial interest in the Fund, the Manager or the Sub-Adviser. It is expected that representatives of the firm will not be present at the meeting but will be available should any matter arise requiring their presence.


                                   Receipt of
                              Shareholder Proposals

     Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Fund's proxy statement and proxy card for a particular annual meeting. One of these conditions relates to the timely receipt by the Fund of any such proposal. Under these rules, proposals submitted for inclusion in the proxy material for the Fund's next annual meeting after the meeting to which this Proxy Statement relates must be received by the Fund not less than 120 days before the anniversary of the date stated in this Proxy Statement for the first mailing of this Proxy Statement. The date for such submission could change, depending on the scheduled date for the next annual meeting; if so, the Fund will so advise you.

     The fact that the Fund receives a shareholder proposal in a timely manner does not insure its inclusion in the Fund's proxy material, since there are other requirements in the proxy rules relating to such inclusion.

                                 Other Business

     The Fund does not know of any other matter which will come up for action at the Meeting. If any other matter or matters properly come up for action at the Meeting, including any adjournment of the Meeting, the proxy holders will vote the shares which your proxy card, telephone or internet vote entitles them to vote, in accordance with their judgment on such matter or matters, except as noted. That is, by signing and returning your proxy card or by voting by telephone or the Internet, you give the proxy holders discretionary authority as to any such matter or matters.

                                IMPORTANT NOTICE
                             PLEASE READ IMMEDIATELY


                            Tax-Free Fund of Colorado

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           to be held on May 31, 2001

                                 PROXY STATEMENT

                             Aquilasm Group of Funds
                        TAX-FREE FUND OF COLORADO CLASS-A

                   PROXY FOR SHAREHOLDERS MEETING June 1, 2001
               PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

     The undersigned shareholder of TAX-FREE FUND OF COLORADO (the "Fund) does hereby appoint LACY B. HERRMANN, DIANA P. HERRMANN and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Fund to be held on Friday, June 1, 2001 at the Lawrence C. Phipps Memorial Conference Center, University of Denver, 3400 Belcaro Drive, Denver, Colorado at 10:00 a.m. local time, and at all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed below. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

Please read the proxy statement prior to voting.


         Annual Meeting Attendance

     We encourage you to attend the Annual Meeting of  Shareholders.  If you can
join  us,   please   so   indicate   on  the   proxy   card  or   e-mail  us  at
info@aquilafunds.com

VOTE BY TELEPHONE OR INTERNET OR MAIL
24 Hours a day, 7 days a week

         Telephone
         1-800-690-6903

     To vote your shares by telephone, call toll free 1-800-690-6903. You will be prompted to enter the 12-digit control number on this proxy card. Follow the simple recorded instructions using this proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

         Internet voting

     To vote your shares by the Internet, contact the Fund at www.proxyvote.com You will be prompted to enter the 12-digit control number on this proxy card. Follow the simple instructions at the website, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

         Mail

     You can vote your shares by completing and returning this proxy card. Please mark your proxy, date and sign it below and return it promptly in the accompanying envelope which requires no postage if mailed in the United States.

     Annual Meeting Attendance We encourage you to attend the Annual Meeting of Shareholders. If you can join us, please indicate it on the proxy card or e-mail us at info@aquilafunds.com


     TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
_________________________________________________________________
  THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

      TAX-FREE FUND OF COLORADO CLASS-A

     For address changes and/or comments, please check this box and write them on the back where indicated. [_]

1.       Vote on Trustees
         (Proposal No.1 in Proxy Statement)

      Election of Trustees

     1)Lacy B. Herrmann*; 2) Tucker Hart Adams; 3) Gary C. Cornia; 4) Diana P. Herrmann*; 5) John C. Lucking; 6) Anne J. Mills; 7) J. William Weeks


* interested Trustees
                __
               [__]       For all
                __
               [__]       Withhold all
                __
               [__]       For all except


     To withhold authority to vote for one or more (but not all) nominees, mark "For all except" and write the nominee number(s) and/ or name(s) on the line below.

________________

[bolded in printed form]

     Management recommends a vote For all nominees listed above and For the proposal listed below. The shares represented hereby will be voted as indicated below or For if no choice is indicated

         2. Action on selection of KPMG LLP
       as independent auditors (Proposal No.2 in Proxy Statement)

                  FOR [__]  AGAINST  [__]  ABSTAIN [__]

     As to any other matter said proxies shall vote in accordance with their best judgment.

     Please indicate if you plan to attend one of the Shareholder Meetings. If you mark one of the boxes below, you must return the proxy card by mail to have this information recorded.


         I plan to attend the annual meeting in Denver [__]


         I plan to attend the outreach meeting in Fort Collins [__]


PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as a custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your full title as such. Joint owners should each sign.


_________________________________Dated: _________
 Signature
[Please sign within the box]

_________________________________Dated: __________
 Signature
(Joint Owners)

Aquilasm Group of Funds
                        TAX-FREE FUND OF COLORADO CLASS-C

                   PROXY FOR SHAREHOLDERS MEETING June 1, 2001
               PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

     The undersigned shareholder of TAX-FREE FUND OF COLORADO (the "Fund) does hereby appoint LACY B. HERRMANN, DIANA P. HERRMANN and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Fund to be held on Friday, June 1, 2001 at the Lawrence C. Phipps Memorial Conference Center, University of Denver, 3400 Belcaro Drive, Denver, Colorado at 10:00 a.m. local time, and at all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed below. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

Please read the proxy statement prior to voting.


         Annual Meeting Attendance

     We encourage you to attend the Annual Meeting of  Shareholders.  If you can
join  us,   please   so   indicate   on  the   proxy   card  or   e-mail  us  at
info@aquilafunds.com

VOTE BY TELEPHONE OR INTERNET OR MAIL
24 Hours a day, 7 days a week

         Telephone
         1-800-690-6903

     To vote your shares by telephone, call toll free 1-800-690-6903. You will be prompted to enter the 12-digit control number on this proxy card. Follow the simple recorded instructions using this proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

         Internet voting

     To vote your shares by the Internet, contact the Fund at www.proxyvote.com You will be prompted to enter the 12-digit control number on this proxy card. Follow the simple instructions at the website, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

         Mail

     You can vote your shares by completing and returning this proxy card. Please mark your proxy, date and sign it below and return it promptly in the accompanying envelope which requires no postage if mailed in the United States.

     Annual Meeting Attendance We encourage you to attend the Annual Meeting of Shareholders. If you can join us, please indicate it on the proxy card or e-mail us at info@aquilafunds.com


     TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
_________________________________________________________________
  THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

      TAX-FREE FUND OF COLORADO CLASS-C

     For address changes and/or comments, please check this box and write them on the back where indicated. [_]

1.       Vote on Trustees
         (Proposal No.1 in Proxy Statement)

      Election of Trustees

     1)Lacy B. Herrmann*; 2) Tucker Hart Adams; 3) Gary C. Cornia; 4) Diana P. Herrmann*; 5) John C. Lucking; 6) Anne J. Mills; 7) J. William Weeks


* interested Trustees
                __
               [__]       For all
                __
               [__]       Withhold all
                __
               [__]       For all except


     To withhold authority to vote for one or more (but not all) nominees, mark "For all except" and write the nominee number(s) and/ or name(s) on the line below.

________________

[bolded in printed form]

     Management recommends a vote For all nominees listed above and For the proposal listed below. The shares represented hereby will be voted as indicated below or For if no choice is indicated

         2. Action on selection of KPMG LLP
       as independent auditors (Proposal No.2 in Proxy Statement)

                  FOR [__]  AGAINST  [__]  ABSTAIN [__]

     As to any other matter said proxies shall vote in accordance with their best judgment.

     Please indicate if you plan to attend one of the Shareholder Meetings. If you mark one of the boxes below, you must return the proxy card by mail to have this information recorded.


         I plan to attend the annual meeting in Denver [__]


         I plan to attend the outreach meeting in Fort Collins [__]


PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as a custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your full title as such. Joint owners should each sign.


_________________________________Dated: _________
 Signature
[Please sign within the box]

_________________________________Dated: __________
 Signature
(Joint Owners)
Aquilasm Group of Funds

                        TAX-FREE FUND OF COLORADO CLASS-Y

                   PROXY FOR SHAREHOLDERS MEETING June 1, 2001
               PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

     The undersigned shareholder of TAX-FREE FUND OF COLORADO (the "Fund) does hereby appoint LACY B. HERRMANN, DIANA P. HERRMANN and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Fund to be held on Friday, June 1, 2001 at the Lawrence C. Phipps Memorial Conference Center, University of Denver, 3400 Belcaro Drive, Denver, Colorado at 10:00 a.m. local time, and at all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed below. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

Please read the proxy statement prior to voting.


         Annual Meeting Attendance

     We encourage you to attend the Annual Meeting of  Shareholders.  If you can
join  us,   please   so   indicate   on  the   proxy   card  or   e-mail  us  at
info@aquilafunds.com

VOTE BY TELEPHONE OR INTERNET OR MAIL
24 Hours a day, 7 days a week

         Telephone
         1-800-690-6903

     To vote your shares by telephone, call toll free 1-800-690-6903. You will be prompted to enter the 12-digit control number on this proxy card. Follow the simple recorded instructions using this proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

         Internet voting

     To vote your shares by the Internet, contact the Fund at www.proxyvote.com You will be prompted to enter the 12-digit control number on this proxy card. Follow the simple instructions at the website, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

         Mail

     You can vote your shares by completing and returning this proxy card. Please mark your proxy, date and sign it below and return it promptly in the accompanying envelope which requires no postage if mailed in the United States.

     Annual Meeting Attendance We encourage you to attend the Annual Meeting of Shareholders. If you can join us, please indicate it on the proxy card or e-mail us at info@aquilafunds.com


     TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
_________________________________________________________________
  THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

      TAX-FREE FUND OF COLORADO CLASS-Y

     For address changes and/or comments, please check this box and write them on the back where indicated. [_]

1.       Vote on Trustees
         (Proposal No.1 in Proxy Statement)

      Election of Trustees

     1)Lacy B. Herrmann*; 2) Tucker Hart Adams; 3) Gary C. Cornia; 4) Diana P. Herrmann*; 5) John C. Lucking; 6) Anne J. Mills; 7) J. William Weeks


* interested Trustees
                __
               [__]       For all
                __
               [__]       Withhold all
                __
               [__]       For all except


     To withhold authority to vote for one or more (but not all) nominees, mark "For all except" and write the nominee number(s) and/ or name(s) on the line below.

________________

[bolded in printed form]

     Management recommends a vote For all nominees listed above and For the proposal listed below. The shares represented hereby will be voted as indicated below or For if no choice is indicated

         2. Action on selection of KPMG LLP
       as independent auditors (Proposal No.2 in Proxy Statement)

                  FOR [__]  AGAINST  [__]  ABSTAIN [__]

     As to any other matter said proxies shall vote in accordance with their best judgment.

     Please indicate if you plan to attend one of the Shareholder Meetings. If you mark one of the boxes below, you must return the proxy card by mail to have this information recorded.


         I plan to attend the annual meeting in Denver [__]


         I plan to attend the outreach meeting in Fort Collins [__]


PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as a custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your full title as such. Joint owners should each sign.


_________________________________Dated: _________
 Signature
[Please sign within the box]

_________________________________Dated: __________
 Signature
(Joint Owners)

                                     OOPS !




The enclosed proxy statement for Tax-Free Fund of Colorado inadvertently contains an incorrect date for the Annual Meeting of Shareholders.

                    The correct date is Friday June 1, 2001


     In order to save the Fund the expense of reprinting the proxy statement, we are enclosing this card to alert you of the error. All other information remains as is printed. The Meeting will be held at 10:00 a.m. at the Lawrence C. Phipps Memorial Center.

                          Our apologies for this error.

                          TAX-FREE FUND OF COLORADO
                        Supplement to the Proxy Statement
                               Dated April 2, 2001

     The following is added to the material under Proposal No. 2 (Ratification or Rejection of Selection of Independent Auditors).

Description of fees paid during the fiscal year ended December 31, 2000 to the Fund's independent auditors, KPMG LLP.

Audit Fees:                                                   $17,000

Financial Information
Systems Design and Implementation             0

All Other Fees                                                $5,750

         (Fees for preparation
          of the Fund's tax
          returns and review of Forms 1099
          for the Fund's shareholders.)

KPMG LLP did not perform any services during the fiscal year for the Fund's investment adviser (the "Manager") or any entity controlling, controlled by or under common control with the Manager that provides services to the Fund.

The audit committee of the Fund's Board of Trustees, which consists of all of the independent Trustees, has reviewed all services performed and fees charged by KPMG LLP and has accepted that firm's representation that it is independent in recommending re-appointment of KPMG LLP for the fiscal year ending 2001.

                  The date of this supplement is April 11, 2001